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
         [NUMBER]                                                                                                [SHARES]



                                    INCORPORATED UNDER THE LAWS                  COMMON STOCK
                                      OF THE STATE OF NEVADA

                                                                    [PHOTO]

                                                                                 CUSIP
                                           PAR VALUE $.01
                                    THIS CERTIFICATE IS TRANSFERABLE             SEE REVERSE FOR CERTAIN DEFINITIONS
                                    IN NEW YORK, NEW YORK




                                                        AMERICAN REALTY INVESTORS, INC.


THIS CERTIFIES THAT





IS THE OWNER OF


                                 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                                                   CERTIFICATE OF STOCK

American Realty Investors, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.  This Certificate is not valid until countersigned by the Transfer
Agent and registered by the Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                                                                                    Dated:

/s/ KARL L. [ILLEGIBLE]                                                             COUNTERSIGNED AND REGISTERED
              PRESIDENT                                                                     AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                                                (NEW YORK)          TRANSFER AGENT
                                                                                                                    AND REGISTRAR

/s/ [ILLEGIBLE]
             SECRETARY                                                              BY
                                                                                        /s/ [ILLEGIBLE]
                                                                                                    AUTHORIZED SIGNATURE


                                                                                                                    [SEAL]
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                        AMERICAN REALTY INVESTORS, INC.

  The corporation will furnish to the holder hereof, upon request to the corporation and its principal place of business, and without charge, a full statement of the designations, preferences, limitations and relative rights, and the variations in relative rights and preferences, between classes and series of classes of stock which the corporation is authorized to issue, together with the authority of the Board of Directors or shareholders to fix and determine the relative rights and preferences of subsequent classes and series.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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
        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)
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   Additional abbreviations may also be used though not in the above list.


For value received, __________________ hereby sell, assign and transfer unto

NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ shares of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________________________,
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:_______________________


NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT  X _________________________________
MUST CORRESPOND WITH THE NAME(S) AS WRITTEN             (SIGNATURE)
UPON THE FACE OF THE CERTIFICATE IN
EVERY PARTICULAR, WITHOUT ALTERATION OR
ENLARGEMENT OR ANY CHANGE WHATEVER.          X _________________________________
                                                        (SIGNATURE)


                                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                     AN ELIGIBLE GUARANTOR INSTITUTION
                                     (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                     ASSOCIATIONS AND CREDIT UNIONS WITH
                                     MEMBERSHIP IN AN APPROVED SIGNATURE
                                     GUARANTEE MEDALLION PROGRAM), PURSUANT
                                     TO S.E.C. RULE 17Ad-16.

                                     SIGNATURE(S) GUARANTEED BY:

                                     ________________________________________


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AMERICAN BANK NOTE COMPANY              PRODUCTION COORDINATOR: BELINDA BECK: 215-630-2198
   680 BLAIR MILL ROAD                              PROOF OF NOVEMBER 29, 1999
    HORSHAM, PA 19044                            AMERICAN REALITY INVESTORS, INC.
      (215) 657-3480                                      H 64349 BACK
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
SALES:   M. GARRETT: 214-823-2700           OPERATOR:                     IR
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NEW LIVE JOBS HOME 11 AMERICAN H64349                         NEW
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